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                                                                     Exhibit 23b


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of Hubbell Incorporated of our reports dated January 22, 2002 relating to the financial statements and financial statement schedule, which appear in Hubbell Incorporated's Annual Report on Form 10-K for the year ended December 31, 2001. We also consent to the references to us under the headings "Experts" and "Selected Historical Consolidated Data" in such Registration Statement.




Stamford, CT
June 17, 2002